Q3 2019 Earnings Webcast Presentation October 31, 2019 1

Forward Looking Statements All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; expansion of business activities; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; personnel turnover or labor cost increases; risks related to acquisitions, including the integration of acquired businesses; changes in tax laws, regulations and guidance, and uncertainties regarding their application, and challenges by tax authorities to the company’s tax positions; exchange rate fluctuations; debt levels, terms, financial market conditions or interest rate fluctuations; stock market, economic or political instability; legal or regulatory matters; litigation, disputes, contingencies or claims; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2018 and any subsequent filings with the Securities and Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com. Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, gross margin, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), and free cash flow. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 2

Q3 2019 Highlights Organic Sales Growth versus Prior Year Annual Quarter Third Quarter • Reported sales up 3.9% – Record Q3 sales with improving results in the U.S. and strength July +4% in Industrial, Utility, and Datacom 8.6% August +3% September +2% • Organic sales up 3.4% U.S. +4% – Up 1.2% sequentially 6.2% Canada +1% – YOY growth in all end markets and geographies International +5% • Free cash flow of $117 million; 181% of net income 4.5% 4.2% • Operating margin down 30 basis points versus prior year 3.4% • Estimated pricing impact of +1% • Diluted EPS up $0.11, or 8%, over prior year • Completed previously-announced $150 million share 2017 2018 3Q17 3Q18 3Q19 repurchase transaction, received incremental 0.7 million shares • Extended maturity dates for our two bank credit facilities; increased liquidity available by $50 million • Preliminary October sales up low single digits Note: Organic sales growth excludes the impact of acquisitions in the first year of ownership, foreign exchange rates and differences in the number of workdays. See appendix for non-GAAP reconciliations. 3

Q3 2019 Results Versus Q3 Millions, except per share amounts Q3 2018 Q3 2019 prior year Outlook Sales $2,067 $2,148 3.9% 3% – 5% Gross Profit $397 $400 0.8% % of Sales 19.2% 18.6% (60) bps SG&A $284 $291 2.4% % of Sales 13.7% 13.5% (20) bps Operating Profit $98 $94 (3.9)% % of Sales 4.7% 4.4% (30) bps 4.3% – 4.7% Effective Tax Rate 17.2% 19.8% 260 bps ~22% Diluted EPS $1.41 $1.52 7.8% Note: See appendix for non-GAAP reconciliations. 4

Third Quarter Gross Margin Influencers Decline versus prior year primarily driven by two factors: Mix Impact Summary 1) Mix – Headwinds from differences in Historical Gross Margin vs. Q3 2019 Gross growth rates by end market, geography WESCO Average (1) Margin Impact and shipment type Industrial ABOVE CIG AVERAGE Headwind 2) Price/Cost – Impact of significant price Construction BELOW END END MARKET increases including those driven by tariffs Utility BELOW Canada ABOVE U.S. AVERAGE Headwind GEOGRAPHY International BELOW Stock ABOVE Special Order AVERAGE Headwind SHIPMENT Direct BELOW (1) Presented at June, 2019 Investor Day 5

Diluted EPS and Sales Growth Walk Diluted EPS Walk Sales Growth Walk Q3 2018 Diluted EPS $1.41 Q3 2018 Sales $2,067 M Core operations $(0.05) U.S. 290 bps Canada 20 bps Foreign exchange rates $0.01 International 30 bps SLS acquisition $(0.05) Organic Growth 3.4% Tax, net of interest benefit $0.03 Foreign exchange rates (35) bps Lower share count $0.17 SLS acquisition 85 bps Q3 2019 Diluted EPS $1.52 Q3 2019 Sales $2,148 M Reported Growth 8% Reported Growth 3.9% 6

Industrial End Market Organic Sales Growth versus Prior Year Annual Quarter • Q3 2019 organic sales − Up 5% versus prior year − U.S. up 3%; Canada up 7% in local currency 11.2% − Up 1% sequentially • Pickup in sales growth rate against stiffer headwinds in 8.0% Industrial market in Q3 − Increased uncertainty impacting business spending − Labor supply constraints continue 4.3% 4.6% • Continued strength in petrochemical, metals and mining, and food & beverage markets 0.8% • Global Account and Integrated Supply opportunity 2017 2018 3Q17 3Q18 3Q19 pipeline is strong; bidding activity levels remain high Global Integrated General OEM Awarded a new three year contract to provide electrical MRO and OEM products to Accounts Supply Industrial support the U.S. and Canadian operations of a high voltage equipment manufacturer. 36% of WESCO Sales Note: See appendix for non-GAAP reconciliations. 7

Construction End Market Organic Sales Growth versus Prior Year Annual Quarter • Q3 2019 organic sales − Up 3% versus prior year − Up 4% in the U.S. and 1% in Canada in local currency − Up 2% sequentially • Backlog at historically strong level and flat sequentially (better than normal seasonality) 5.1% 6.0% • Some customer project delays partly due to uncertainty around trade 3.3% 2.8% 1.7% • Contractors continue to be challenged by tariff-related budget pressures and an exceptionally tight skilled-labor 2017 2018 3Q17 3Q18 3Q19 market Non-Residential | Contractors Awarded a multi-million dollar contract to provide switchgear for the construction of a 33% of WESCO Sales new hospital in Canada. Note: See appendix for non-GAAP reconciliations. 8

Utility End Market Organic Sales Growth versus Prior Year Annual Quarter • Q3 2019 organic sales − Up 3% versus prior year − Up 6% in the U.S.; down 28% in Canada in local currency due to non-renewal of Canadian contract in 4Q18 − Up 5% sequentially • Continue to drive product and service scope expansion with 10.2% 11.0% investor owned utility, public power, and generation 8.6% customers • Customer interest in Integrated Supply solutions remains 2.3% 3.4% high 2017 2018 3Q17 3Q18 3Q19 • Expect grid reliability and modernization projects as well as growth in renewable energy to drive future demand Investor Owned | Public Power | Utility Contractors Awarded a multi-year contract to provide broadband cable and fiber equipment to support a FTTx project for a municipal utility in the U.S. 16% of WESCO Sales Note: See appendix for non-GAAP reconciliations. 9

CIG End Market Organic Sales Growth versus Prior Year Annual Quarter • Q3 2019 organic sales − Up 1% versus prior year − Up 2% in the U.S.; up 6% in Canada in local currency − Down 3% sequentially 9.4% 9.0% • Supply chain solutions driving results in datacenter, 7.7% security, and cloud technology projects • Continue to be well positioned to serve LED lighting 4.8% renovation and retrofits, FTTx deployments and broadband build outs 0.7% 2017 2018 3Q17 3Q18 3Q19 Commercial | Institutional | Government Awarded a multi-million dollar contract to provide data communications products for 15% of WESCO Sales the construction of a U.S. federal government facility. Note: See appendix for non-GAAP reconciliations. 10

Free Cash Flow & Leverage Free Cash Flow Leverage ($ Millions) (Debt, Net of Cash, to TTM EBITDA) target leverage ~ $1.1B of free cash flow over the last 5 years 4.0x 2.0x – 3.5x 3.5x $117 million and $150.7 181% of net income in Q3 3.0x 90% of net income 3.0x 2.5x $86.3 2.0x 51% of net income 1.5x Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 YTD 2019 YTD 2017 2018 2019 Note: See appendix for non-GAAP reconciliations. 11

2019 Outlook Q4 Full Year Full Year implied at full year (current) (prior) midpoint Sales ~3.5% 1% to 3% 1% to 4% Operating Margin ~4.2% ~4.2% 4.2% to 4.5% Effective Tax Rate ~21% ~21% ~21 to 23% Diluted EPS $5.00 to $5.40 $5.00 to $5.60 Free Cash Flow ~ 90% of net income ~ 90% of net income Notes Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.75 in Q4. FY 2019 has one fewer workday than FY 2018. See appendix for non-GAAP reconciliations. 12

2020 Preliminary Outlook End Market: Range Industrial (LSD) to LSD Construction (LSD) to LSD Utility LSD CIG Flat to LSD End Market Sales Growth (1)% to 3% Market outperformance 1% to 2% Foreign currency / M&A1 neutral Consolidated WESCO Flat to 4% 1 Foreign currency exchange rates expected to be a slight headwind offset by the carryover impact of the SLS acquisition in March, 2019 13

Operations Reorganization • Announced appointment of Nelson Squires to Senior Vice President and Chief Operating Officer on October 1 • Streamlines our reporting structure – Business leaders report directly to COO – Global Operations and Supply Chain leader reports to COO • U.S. Vice President and Group G.M. position eliminated 14

APPENDIX

Trailing Twelve Month Sales Mix 15% 8% 10% 36% 41% 16% End 11% Products Markets 14% 33% 16% Industrial General Supplies Construction Communications & Security Utility Wire, Cable & Conduit CIG Lighting & Sustainability Electrical Distribution & Controls Automation, Controls & Motors 16

Organic Sales Growth ($ Millions) Year-over-Year Three Months Ended, Core Less: Less: Organic September 30, 2018 September 30, 2019 Growth FX Impact Workday Growth Industrial core sales 724 755 4.2% (0.4)% 0.0% 4.6% Construction core sales 686 706 2.9% (0.4)% 0.0% 3.3% Utility core sales 346 358 3.3% (0.1)% 0.0% 3.4% CIG core sales 311 312 0.2% (0.5)% 0.0% 0.7% Total core sales $ 2,067 $ 2,131 3.0% (0.4)% 0.0% 3.4% U.S. core sales 1,525 1,586 3.9% 0.0% 0.0% 3.9% Canada core sales 430 430 0.0% (1.1)% 0.0% 1.1% International core sales 112 115 2.6% (2.6)% 0.0% 5.2% Total core sales $ 2,067 $ 2,131 3.0% (0.4)% 0.0% 3.4% Plus: SLS sales - 17 Total net sales $ 2,067 $ 2,148 Sequential Three Months Ended, Reported Less: Less: Organic June 30, 2019 September 30, 2019 Growth FX Impact Workday Growth Industrial sales 762 755 (0.9)% 0.2% (1.6)% 0.5% Construction sales 704 714 1.5% 0.6% (1.6)% 2.5% Utility sales 347 358 3.0% 0.1% (1.6)% 4.5% CIG sales 337 321 (4.9)% 0.1% (1.6)% (3.4)% Total net sales $ 2,150 2,148 (0.1)% 0.3% (1.6)% 1.2% Note: Prior period end market amounts may contain reclassifications to conform to current period presentation. 17

Capital Structure and Leverage ($ Millions) EBITDA Twelve Months Ended, December 31,2018 September 30, 2019 Income from operations 352 353 Depreciation and amortization 63 62 EBITDA 415 415 Debt Outstanding as of, Maturity December 31, 2018 September 30, 2019 AR Revolver (variable) 275 490 2022 Inventory Revolver (variable) 52 15 2024 Term Loans (variable) 25 - 2019 2021 Senior Notes (fixed) 500 500 2021 2024 Senior Notes (fixed) 350 350 2024 Other 31 27 Various Total debt1 1,233 1,382 Less: cash and cash equivalents 96 138 Total debt, net of cash 1,137 1,244 Leverage 2.7x 3.0x Liquidity2 Liquidity 824 723 (1) Debt is presented in the condensed consolidated balance sheets net of debt discount and debt issuance costs. (2) Total availability under asset-backed credit facilities plus cash in investment accounts. Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 18

Gross Profit and Free Cash Flow ($ Millions) Gross Profit Three Months Ended, September 30, 2018 September 30, 2019 Net sales 2,067 2,148 Cost of goods sold1 1,670 1,748 Gross profit2 397 400 Gross margin 2 19.2% 18.6% Free Cash Flow Nine Months Ended, September 30, 2018 September 30, 2019 Net cash provided by operating activities 175 117 Less: capital expenditures (24) (31) Free cash flow3 151 86 Net income 167 170 % of net income 90% 51% 1 Excluding depreciation and amortization. 2 Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. 3 Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. Note: For gross profit in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 19

Work Days Q1 Q2 Q3 Q4 FY 2017 64 64 63 62 253 2018 64 64 63 62 253 2019 63 64 63 62 252 2020 64 64 64 61 253 20